SCHEDULE OF SUPPLEMENTAL BALANCE SHEET INFORMATION RELATED TO OPERATING LEASE (Details) - USD ($)	Sep. 30, 2023	Sep. 30, 2022
Leases
Operating lease right-of-use assets	$ 166,649	$ 49,145
Right-of-use assets - accumulated amortization	(21,748)	(6,571)
Right-of-use assets, net	144,901	42,574
Operating lease liabilities – current	47,537	15,833
Operating lease liabilities – non-current	97,364	26,741
Total operating lease liabilities	$ 144,901	$ 42,574